JPMorgan Multi-Manager Small Cap Growth Fund

(a series of J.P. Morgan Fleming Series Trust)

Supplement dated October 5, 2006
to the Fund’s Prospectus dated May 1, 2006

The section of the Prospectus entitled “The Funds’ Investment Adviser and Sub-Advisers” is amended to add the following:

On October 2, 2006, J. & W. Seligman & Co. Incorporated, one of the sub-advisers to the Multi-Manager Small Cap Growth Fund, gave notice to the Adviser that on September 26, 2006, the New York State Attorney General (the “Attorney General”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (collectively, “Seligman”), alleging, in substance, that Seligman permitted persons to engage in frequent trading in the open-end, registered investment companies managed by Seligman (the “Seligman Funds”) other than certain arrangements previously disclosed by Seligman and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading, and various other related matters. The Attorney General also claims that the fees charged by Seligman with respect to the Seligman Funds are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman has stated that it believes that the claims are without merit and that it intends to defend itself vigorously. Any resolution of these matters with regulatory authorities may include, but not be limited to, the relief sought by the Attorney General or other sanctions or changes in procedures. Any damages will be paid by Seligman. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing investment advisory and other services, including serving as an investment adviser for the Multi-Manager Small Cap Growth Fund. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide investment advisory and other services. There is no assurance that such exemptive relief will be granted. Seligman has stated that it does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Multi-Manager Small Cap Growth Fund; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Multi-Manager Small Cap Growth Fund or other adverse consequences.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MULTIP-1006